Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
Subsequent Events

22          Subsequent Events

Subsequent to the year end, the Company obtained a general credit facility from the Merchants Bank of China with a credit limit of $4.8 million (RMB 30 million). On January 31, 2013, the Company drawn $1.6 million (RMB10 million) one year term loan from this credit facility. The loan is unsecured, repayable on January 30, 2014 and interest rate is 6.6%, 10% above the rate for one year term loan set by the People’s Bank of China.

On February 25, 2013, Sinovac Beijing received $962,510 (RMB 6,000,000) loan from Beijing Zhongguancun Development Group to fund EV71 vaccine research project (note 8).

On December 17, 2012, Sinovac Dalian entered into a bank loan agreement with Bank of China with a credit line of $3.2 million (RMB 20 million). The first $804,674 (RMB 5 Million) was drawn down on March 13, 2013, bearing interest at 7.4% and the interest is payable monthly. The loan is payable on March 12, 2014. Land and building of Sinovac Dalian with a net book value of $14 million (RMB 87.38 million) was pledged as collateral.

On April 8, 2013, the board of directors of Sinovac Beijing passed a resolution to approve Sino Bioway, the non-controlling shareholder of Sinovac Beijing, to transfer its 26.91% equity interests in Sinovac Beijing to Xiamen Bioway Biotech Co., Ltd. (“Xiamen Bioway”), a company partially owned by Sino Bioway. There will be no change to the compositions of the board of directors of Sinovac Beijing after the completion of the transaction.

On April 8, 2013, the board of directors of Sinovac Beijing approved Sinovac Beijing to utilize $963,066 (RMB 6 million) of the staff welfare and bonus fund to pay out annual bonus to the employees of Sinovac Beijing.

On April 8, 2013, Sinovac Beijing entered into four agreements with Sino Bioway of which the rental period of the 2004, 2007 and 2010 operating lease agreements were revised to reflect the new termination date on April 7, 2033.